EXHIBIT 10.2

                          SECOND AMENDMENT TO AGREEMENT
                          -----------------------------

           THIS SECOND AMENDMENT TO AGREEMENT (the "Second Amendment") made as of the 14th day of September, 2004 by and between by and between BRENNAND-PAIGE INDUSTRIES, INC., a Delaware corporation, ("Brennand") and THACKERAY CORPORATION, a Delaware corporation ("Thackeray") (Brennand and Thackeray sometimes individually referred to as a "Seller" and sometimes collectively referred to as the "Sellers") and EST ORLANDO, LTD. a Florida limited partnership ("Buyer");

                               W I T N E S S E T H

           WHEREAS, Sellers and Buyer entered into an Agreement For Purchase and Sale with an Effective Date of July 23, 2004 and amended the same in an Amendment to Agreement (the "First Amendment") made as the 1st day of September 2004 ( collectively, the "Agreement"); and

           WHEREAS, Seller and Buyer are desirous of further amending the Agreement in certain respects.

           NOW, THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, the parties hereto agree as follows:

           1. Definitions. Any capitalize terms herein not defined herein shall have the meaning ascribed thereto in the Agreement.

           2. Modification of Section 4.1. Section 4.1 of the Agreement is modified to (i) delete "on September 20, 2004" and to substitute, in lieu thereof, "on the 4th day of October, 2004" and (ii) to modify the last sentence of the section added by the First Amendment by deleting the period at the end thereof and adding the following language: "provided, however, that from and after September 21, 2004, Buyer's right to terminate this Agreement under the provisions of this section shall be limited to a failure to obtain the Lender Approvals during the Inspection Period and for no other reason."

           3. Counterparts/Signature by Facsimile. This Second Amendment may be executed in multiple counterparts with any counterpart or grouping of counterparts containing the signatures of all parties to constitute a whole and an original of this Second Amendment and a facsimile signature shall be deemed an original.

           IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first set forth above.

                                              SELLERS:

                                              BRENNAND-PAIGE INDUSTRIES, INC.,
                                              a Delaware corporation


                                              By:  /s/  Martin J. Rabinowitz
                                                   -----------------------------



                                              THACKERAY CORPORATION, a Delaware
                                              corporation

                                              By:  /s/  Martin J. Rabinowitz
                                                   -----------------------------

                                         BUYER:

                                         EST ORLANDO, LTD., a Florida limited
                                         partnership

                                         By: EST ORLANDO CORPORATION, a Florida
                                         corporation, its general partner


                                         By: /s/  Lothar Estein
                                             -----------------------------------
                                             Lothar Estein, President






                                       3